Stock-Based Compensation	12 Months Ended
Dec. 31, 2024
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

8. STOCK-BASED COMPENSATION

Stock Options

On September 18, 2024, the Company adopted an equity incentive plan for its employees, the Apimeds Pharmaceuticals US, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”). 1,000,000 shares of common stock have initially been reserved for the issuance of awards under the 2024 Equity Incentive Plan with no stock options granted or outstanding as of the issuance date of the financial statements.

On May 12, 2020, the Company granted one of its executive officers a total of 213,692 nonqualified stock option awards issued outside of the 2024 Equity Incentive Plan. The stock options vested in three equal tranches of 71,231 on the grant anniversary date through May 12, 2023. The shares have an exercise price of $7.33 per share and expire in 10 years on May 12, 2030.

The following is a summary of stock options issued and outstanding as of December 31, 2024 and 2023:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Life (in years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2023	213,692	$7.33	6.37	—
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	—	—	—	—
Outstanding as of December 31, 2024	213,692	$7.33	5.36	—
Exercisable as of December 31, 2024	213,692	$7.33	5.36	—

During the years ended December 31, 2024 and 2023, there was $0 and $69,993, respectively, of stock-based compensation recognized.

The options were valued utilizing the Black-Scholes options pricing model with the following inputs: 0.20% risk-free rate, 66.8% volatility, 0% dividend rate, vesting term of 3 years, and the expected term of 6.5 years. The total fair value of shares vested during each of the years ended December 31, 2023 was $69,993.

As of December 31, 2024, there were no remaining unrecognized compensation costs related to unvested options.